UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 8, 2026
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The 2026 Annual Stockholder Meeting (the “Annual Meeting”) of Capital One Financial Corporation (the “Company”) was held on May 8, 2026. On March 11, 2026, the record date (the “Record Date”) for the Annual Meeting, 619,050,950 shares of the Company’s common stock were issued and outstanding, of which 556,421,571 shares were present for purposes of establishing a quorum.

(b) Stockholders voted on the following matters:

(1) Stockholders elected Mr. Richard D. Fairbank, Mr. Ime Archibong, Ms. Christine Detrick, Ms. Suni P. Harford, Mr. Peter Thomas Killalea, Mr. Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars, Mr. François Locoh-Donou, Mr. Peter E. Raskind, Ms. Eileen Serra, Mr. Mayo A. Shattuck III, Mr. J. Michael Shepherd, Mr. Craig Anthony Williams and Ms. Jennifer L. Wong to the Company’s Board of Directors for terms expiring at the 2027 annual meeting of stockholders or until such director’s successor is duly elected and qualified;

(2) Stockholders approved, on an advisory basis, the Company’s 2025 named executive officer compensation;

(3) Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2026; and

(4) The shareholder proposal presented at the Annual Meeting and described below did not receive majority support.
Set forth below are the number of votes cast for and against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non-Votes
Election of Directors:
Richard D. Fairbank	477,267,709	19,631,294	349,906	59,172,662
Ime Archibong	490,969,545	5,899,492	379,872	59,172,662
Christine Detrick	495,300,811	1,570,961	377,137	59,172,662
Suni P. Harford	495,354,745	1,516,273	377,891	59,172,662
Peter Thomas Killalea	480,198,311	16,664,848	385,750	59,172,662
Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars	490,914,584	5,939,528	394,797	59,172,662
François Locoh-Donou	472,229,298	24,326,557	693,054	59,172,662
Peter E. Raskind	472,349,759	24,433,499	465,651	59,172,662
Eileen Serra	491,136,171	5,747,035	365,703	59,172,662
Mayo A. Shattuck III	480,917,445	15,944,240	387,224	59,172,662
J. Michael Shepherd	495,986,557	882,974	379,378	59,172,662
Craig Anthony Williams	489,505,644	7,069,747	673,518	59,172,662
Jennifer L. Wong	471,474,739	25,407,809	366,361	59,172,662
Advisory Approval of the Company’s 2025 Named Executive Officer Compensation	414,536,574	81,945,395	766,940	59,172,662
Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm of the Company for 2026	526,384,238	29,566,436	470,897	—
Stockholder proposal to require a shareholder vote on golden parachute arrangements	30,601,072	465,307,082	1,340,755	59,172,662

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: May 8, 2026	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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